September 11, 2007

DREYFUS FOUNDERS FUNDS, INC. Supplement to Statement of Additional Information dated May 1, 2007 (as previously supplemented)

Directors and Officers

The section of the Statement of Additional Information (“SAI”) entitled "Directors and Officers – Officers" is hereby amended on page 35 by deleting the entry for Jennifer L. Carnes and replacing it with the following:

	Position(s) Held	Principal Occupation(s) During Past Five
Name	with Company and Length	Years
and Age	of Time Served

Steven M. Anderson	Treasurer and Principal	Vice President (since 1999) and Treasurer
Age: 42	Financial Officer since	(since 2002) of the Mellon Institutional
	September 2007.	Funds Investment Trust and Mellon
Institutional Funds Master Portfolio. Vice
President and Mutual Funds Controller of
BNY Mellon Asset Management (since
2003). Formerly, Assistant Vice President
and Mutual Funds Controller, Standish
Mellon Asset Management Company LLC
(2000 to 2003).

The section of the SAI entitled “Directors and Officers – Officers” is hereby further amended by revising the last paragraph thereof on page 36 to read as follows:

Except for Messrs. Anderson, Officer, Robol, Salviolo, Svagna and Germenis, each of the Company’s directors and officers may be contacted at the Company’s address: 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658. Messrs. Officer, Robol, Salviolo, Svagna and Germenis may be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Mr. Anderson may be contacted at BNY Mellon Asset Management, One Boston Place, Boston, Massachusetts 02108.